POWER OF ATTORNEY

I, Phillip J. Gass, President, Chief Executive Officer and Director of Nassau Life Insurance Company, do hereby appoint (1) Kostas Cheliotis, Vice President, General Counsel, Secretary and Director of Nassau Life Insurance Company; and (2) Sam S.F. Caligiuri, Vice President, Assistant Secretary and Chief Compliance Officer of Nassau Life Insurance Company my true and lawful attorney-in-fact, for me and in my name, place, and stead, to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the registration statements, and any and all amendments thereto, filed by Nassau Life Insurance Company and/or a separate account thereof, as applicable, with the Securities and Exchange Commission under the Securities Act of 1933 and/or the Investment Company Act of 1940 (“1940 Act”), each as amended, in connection with the registration of the variable insurance contracts listed below, and to have full power and authority to do or cause to be done in my name, place, and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes I might or could do in person, hereby ratifying and confirming all that said attorney-in-fact may do or cause to be done by virtue hereof.

Depositor	Variable Insurance Contract(s)	Separate Account (1940 Act File Number)
Nassau Life Insurance Company	Compass 1 NY	Delaware Life NY Variable Account A (811-04184)
Nassau Life Insurance Company	Compass 2 NY	Delaware Life NY Variable Account B (811-04183)
Nassau Life Insurance Company	Compass 3 NY	Delaware Life NY Variable Account B (811-04183)
Nassau Life Insurance Company	Regatta NY	Delaware Life NY Variable Account C (811-04440)
Nassau Life Insurance Company	Regatta Gold-NY, Futurity -NY	Delaware Life NY Variable Account C (811-04440)
Nassau Life Insurance Company	Futurity Accolade-NY, Regatta Extra-NY	Delaware Life NY Variable Account C (811-04440)
Nassau Life Insurance Company	Masters Access-NY, Columbia All-Star Freedom-NY	Delaware Life NY Variable Account C (811-04440)
Nassau Life Insurance Company	Masters Flex-NY, Columbia All-Star-NY	Delaware Life NY Variable Account C (811-04440)
Nassau Life Insurance Company	Masters Extra-NY, Columbia All-Star Extra-NY	Delaware Life NY Variable Account C (811-04440)
Nassau Life Insurance Company	Masters Choice-NY	Delaware Life NY Variable Account C (811-04440)
Nassau Life Insurance Company	Masters Reward-NY	Delaware Life NY Variable Account C (811-04440)
Nassau Life Insurance Company	Masters Select-NY	Delaware Life NY Variable Account C (811-04440)
Nassau Life Insurance Company	Masters Choice II-NY	Delaware Life NY Variable Account C (811-04440)
Nassau Life Insurance Company	Masters Extra II-NY	Delaware Life NY Variable Account C (811-04440)
Nassau Life Insurance Company	Masters Flex II-NY	Delaware Life NY Variable Account C (811-04440)
Nassau Life Insurance Company	Masters I Share-NY	Delaware Life NY Variable Account C (811-04440)
Nassau Life Insurance Company	New York Keyport Advisor, New York Keyport Advisor Vista, New York Keyport Vista	KBL Variable Account A (811-08635)
Nassau Life Insurance Company	New York Keyport Charter, New York Keyport Advisor Charter	KBL Variable Account A (811-08635)
Nassau Life Insurance Company	New York Keyport Optima, New York Keyport Advisor Optima	KBL Variable Account A (811-08635)

Nassau Life Insurance Company	New York Keyport Latitude	KBL Variable Account A (811-08635)
Nassau Life Insurance Company	Futurity Accumulator II	Delaware Life NY Variable Account D (811-04633)
Nassau Life Insurance Company	Futurity Protector II	Delaware Life NY Variable Account D (811-04633)
Nassau Life Insurance Company	Futurity Survivorship II VUL	Delaware Life NY Variable Account D (811-04633)
Nassau Life Insurance Company	Executive VUL	Delaware Life NY Variable Account D (811-04633)
Nassau Life Insurance Company	Prime VUL	Delaware Life NY Variable Account D (811-04633)
Nassau Life Insurance Company	Prime Survivorship	Delaware Life NY Variable Account D (811-04633)

IN WITNESS WHEREOF, I have hereunto set my hand this 2nd day of March, 2023.

/s/ Phillip J. Gass
Phillip J. Gass President, Chief Executive Officer, and Director
Nassau Life Insurance Company

POWER OF ATTORNEY

I, David Monroe, Vice President and Chief Accounting Officer of Nassau Life Insurance Company, do hereby appoint (1) Kostas Cheliotis, Vice President, General Counsel, Secretary and Director of Nassau Life Insurance Company; and (2) Sam S.F. Caligiuri, Vice President, Assistant Secretary and Chief Compliance Officer of Nassau Life Insurance Company my true and lawful attorney-in-fact, for me and in my name, place, and stead, to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the registration statements, and any and all amendments thereto, filed by Nassau Life Insurance Company and/or a separate account thereof, as applicable, with the Securities and Exchange Commission under the Securities Act of 1933 and/or the Investment Company Act of 1940 (“1940 Act”), each as amended, in connection with the registration of the variable insurance contracts listed below, and to have full power and authority to do or cause to be done in my name, place, and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes I might or could do in person, hereby ratifying and confirming all that said attorney-in-fact may do or cause to be done by virtue hereof.

Depositor	Variable Insurance Contract(s)	Separate Account (1940 Act File Number)
Nassau Life Insurance Company	Compass 1 NY	Delaware Life NY Variable Account A (811-04184)
Nassau Life Insurance Company	Compass 2 NY	Delaware Life NY Variable Account B (811-04183)
Nassau Life Insurance Company	Compass 3 NY	Delaware Life NY Variable Account B (811-04183)
Nassau Life Insurance Company	Regatta NY	Delaware Life NY Variable Account C (811-04440)
Nassau Life Insurance Company	Regatta Gold-NY, Futurity -NY	Delaware Life NY Variable Account C (811-04440)
Nassau Life Insurance Company	Futurity Accolade-NY, Regatta Extra-NY	Delaware Life NY Variable Account C (811-04440)
Nassau Life Insurance Company	Masters Access-NY, Columbia All-Star Freedom-NY	Delaware Life NY Variable Account C (811-04440)
Nassau Life Insurance Company	Masters Flex-NY, Columbia All-Star-NY	Delaware Life NY Variable Account C (811-04440)
Nassau Life Insurance Company	Masters Extra-NY, Columbia All-Star Extra-NY	Delaware Life NY Variable Account C (811-04440)
Nassau Life Insurance Company	Masters Choice-NY	Delaware Life NY Variable Account C (811-04440)
Nassau Life Insurance Company	Masters Reward-NY	Delaware Life NY Variable Account C (811-04440)
Nassau Life Insurance Company	Masters Select-NY	Delaware Life NY Variable Account C (811-04440)
Nassau Life Insurance Company	Masters Choice II-NY	Delaware Life NY Variable Account C (811-04440)
Nassau Life Insurance Company	Masters Extra II-NY	Delaware Life NY Variable Account C (811-04440)
Nassau Life Insurance Company	Masters Flex II-NY	Delaware Life NY Variable Account C (811-04440)
Nassau Life Insurance Company	Masters I Share-NY	Delaware Life NY Variable Account C (811-04440)
Nassau Life Insurance Company	New York Keyport Advisor, New York Keyport Advisor Vista, New York Keyport Vista	KBL Variable Account A (811-08635)
Nassau Life Insurance Company	New York Keyport Charter, New York Keyport Advisor Charter	KBL Variable Account A (811-08635)

Nassau Life Insurance Company	New York Keyport Optima, New York Keyport Advisor Optima	KBL Variable Account A (811-08635)
Nassau Life Insurance Company	New York Keyport Latitude	KBL Variable Account A (811-08635)
Nassau Life Insurance Company	Futurity Accumulator II	Delaware Life NY Variable Account D (811-04633)
Nassau Life Insurance Company	Futurity Protector II	Delaware Life NY Variable Account D (811-04633)
Nassau Life Insurance Company	Futurity Survivorship II VUL	Delaware Life NY Variable Account D (811-04633)
Nassau Life Insurance Company	Executive VUL	Delaware Life NY Variable Account D (811-04633)
Nassau Life Insurance Company	Prime VUL	Delaware Life NY Variable Account D (811-04633)
Nassau Life Insurance Company	Prime Survivorship	Delaware Life NY Variable Account D (811-04633)

IN WITNESS WHEREOF, I have hereunto set my hand this 2nd day of March, 2023.

/s/ David Monroe
David Monroe Vice President and Chief Accounting Officer
Nassau Life Insurance Company

POWER OF ATTORNEY

I, Kostas Cheliotis, Vice President, General Counsel, Secretary, and Director of Nassau Life Insurance Company, do hereby appoint Sam S.F. Caligiuri, Vice President, Assistant Secretary and Chief Compliance Officer of Nassau Life Insurance Company my true and lawful attorney-in-fact, for me and in my name, place, and stead, to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the registration statements, and any and all amendments thereto, filed by Nassau Life Insurance Company and/or a separate account thereof, as applicable, with the Securities and Exchange Commission under the Securities Act of 1933 and/or the Investment Company Act of 1940 (“1940 Act”), each as amended, in connection with the registration of the variable insurance contracts listed below, and to have full power and authority to do or cause to be done in my name, place, and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes I might or could do in person, hereby ratifying and confirming all that said attorney-in-fact may do or cause to be done by virtue hereof.

Depositor	Variable Insurance Contract(s)	Separate Account (1940 Act File Number)
Nassau Life Insurance Company	Compass 1 NY	Delaware Life NY Variable Account A (811-04184)
Nassau Life Insurance Company	Compass 2 NY	Delaware Life NY Variable Account B (811-04183)
Nassau Life Insurance Company	Compass 3 NY	Delaware Life NY Variable Account B (811-04183)
Nassau Life Insurance Company	Regatta NY	Delaware Life NY Variable Account C (811-04440)
Nassau Life Insurance Company	Regatta Gold-NY, Futurity -NY	Delaware Life NY Variable Account C (811-04440)
Nassau Life Insurance Company	Futurity Accolade-NY, Regatta Extra-NY	Delaware Life NY Variable Account C (811-04440)
Nassau Life Insurance Company	Masters Access-NY, Columbia All-Star Freedom-NY	Delaware Life NY Variable Account C (811-04440)
Nassau Life Insurance Company	Masters Flex-NY, Columbia All-Star-NY	Delaware Life NY Variable Account C (811-04440)
Nassau Life Insurance Company	Masters Extra-NY, Columbia All-Star Extra-NY	Delaware Life NY Variable Account C (811-04440)
Nassau Life Insurance Company	Masters Choice-NY	Delaware Life NY Variable Account C (811-04440)
Nassau Life Insurance Company	Masters Reward-NY	Delaware Life NY Variable Account C (811-04440)
Nassau Life Insurance Company	Masters Select-NY	Delaware Life NY Variable Account C (811-04440)
Nassau Life Insurance Company	Masters Choice II-NY	Delaware Life NY Variable Account C (811-04440)
Nassau Life Insurance Company	Masters Extra II-NY	Delaware Life NY Variable Account C (811-04440)
Nassau Life Insurance Company	Masters Flex II-NY	Delaware Life NY Variable Account C (811-04440)
Nassau Life Insurance Company	Masters I Share-NY	Delaware Life NY Variable Account C (811-04440)
Nassau Life Insurance Company	New York Keyport Advisor, New York Keyport Advisor Vista, New York Keyport Vista	KBL Variable Account A (811-08635)
Nassau Life Insurance Company	New York Keyport Charter, New York Keyport Advisor Charter	KBL Variable Account A (811-08635)

Depositor	Variable Insurance Contract(s)	Separate Account (1940 Act File Number)
Nassau Life Insurance Company	New York Keyport Optima, New York Keyport Advisor Optima	KBL Variable Account A (811-08635)
Nassau Life Insurance Company	New York Keyport Latitude	KBL Variable Account A (811-08635)
Nassau Life Insurance Company	Futurity Accumulator II	Delaware Life NY Variable Account D (811-04633)
Nassau Life Insurance Company	Futurity Protector II	Delaware Life NY Variable Account D (811-04633)
Nassau Life Insurance Company	Futurity Survivorship II VUL	Delaware Life NY Variable Account D (811-04633)
Nassau Life Insurance Company	Executive VUL	Delaware Life NY Variable Account D (811-04633)
Nassau Life Insurance Company	Prime VUL	Delaware Life NY Variable Account D (811-04633)
Nassau Life Insurance Company	Prime Survivorship	Delaware Life NY Variable Account D (811-04633)

IN WITNESS WHEREOF, I have hereunto set my hand this 2nd day of March, 2023.

/s/ Kostas Cheliotis
Kostas Cheliotis Vice President, General Counsel, Secretary, and Director
Nassau Life Insurance Company

POWER OF ATTORNEY

I, Thomas M. Buckingham, Vice President, Chief Growth Officer and Director of Nassau Life Insurance Company, do hereby appoint (1) Kostas Cheliotis, Vice President, General Counsel, Secretary and Director of Nassau Life Insurance Company; and (2) Sam S.F. Caligiuri, Vice President, Assistant Secretary and Chief Compliance Officer of Nassau Life Insurance Company my true and lawful attorney-in-fact, for me and in my name, place, and stead, to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the registration statements, and any and all amendments thereto, filed by Nassau Life Insurance Company and/or a separate account thereof, as applicable, with the Securities and Exchange Commission under the Securities Act of 1933 and/or the Investment Company Act of 1940 (“1940 Act”), each as amended, in connection with the registration of the variable insurance contracts listed below, and to have full power and authority to do or cause to be done in my name, place, and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes I might or could do in person, hereby ratifying and confirming all that said attorney-in-fact may do or cause to be done by virtue hereof.

Depositor	Variable Insurance Contract(s)	Separate Account (1940 Act File Number)
Nassau Life Insurance Company	Compass 1 NY	Delaware Life NY Variable Account A (811-04184)
Nassau Life Insurance Company	Compass 2 NY	Delaware Life NY Variable Account B (811-04183)
Nassau Life Insurance Company	Compass 3 NY	Delaware Life NY Variable Account B (811-04183)
Nassau Life Insurance Company	Regatta NY	Delaware Life NY Variable Account C (811-04440)
Nassau Life Insurance Company	Regatta Gold-NY, Futurity -NY	Delaware Life NY Variable Account C (811-04440)
Nassau Life Insurance Company	Futurity Accolade-NY, Regatta Extra-NY	Delaware Life NY Variable Account C (811-04440)
Nassau Life Insurance Company	Masters Access-NY, Columbia All-Star Freedom-NY	Delaware Life NY Variable Account C (811-04440)
Nassau Life Insurance Company	Masters Flex-NY, Columbia All-Star-NY	Delaware Life NY Variable Account C (811-04440)
Nassau Life Insurance Company	Masters Extra-NY, Columbia All-Star Extra-NY	Delaware Life NY Variable Account C (811-04440)
Nassau Life Insurance Company	Masters Choice-NY	Delaware Life NY Variable Account C (811-04440)
Nassau Life Insurance Company	Masters Reward-NY	Delaware Life NY Variable Account C (811-04440)
Nassau Life Insurance Company	Masters Select-NY	Delaware Life NY Variable Account C (811-04440)
Nassau Life Insurance Company	Masters Choice II-NY	Delaware Life NY Variable Account C (811-04440)
Nassau Life Insurance Company	Masters Extra II-NY	Delaware Life NY Variable Account C (811-04440)
Nassau Life Insurance Company	Masters Flex II-NY	Delaware Life NY Variable Account C (811-04440)
Nassau Life Insurance Company	Masters I Share-NY	Delaware Life NY Variable Account C (811-04440)
Nassau Life Insurance Company	New York Keyport Advisor, New York Keyport Advisor Vista, New York Keyport Vista	KBL Variable Account A (811-08635)
Nassau Life Insurance Company	New York Keyport Charter, New York Keyport Advisor Charter	KBL Variable Account A (811-08635)

Depositor	Variable Insurance Contract(s)	Separate Account (1940 Act File Number)
Nassau Life Insurance Company	New York Keyport Optima, New York Keyport Advisor Optima	KBL Variable Account A (811-08635)
Nassau Life Insurance Company	New York Keyport Latitude	KBL Variable Account A (811-08635)
Nassau Life Insurance Company	Futurity Accumulator II	Delaware Life NY Variable Account D (811-04633)
Nassau Life Insurance Company	Futurity Protector II	Delaware Life NY Variable Account D (811-04633)
Nassau Life Insurance Company	Futurity Survivorship II VUL	Delaware Life NY Variable Account D (811-04633)
Nassau Life Insurance Company	Executive VUL	Delaware Life NY Variable Account D (811-04633)
Nassau Life Insurance Company	Prime VUL	Delaware Life NY Variable Account D (811-04633)
Nassau Life Insurance Company	Prime Survivorship	Delaware Life NY Variable Account D (811-04633)

IN WITNESS WHEREOF, I have hereunto set my hand this 2nd day of March, 2023.

/s/ Thomas M. Buckingham
Thomas M. Buckingham Vice President, Chief Growth Officer, and Director
Nassau Life Insurance Company

POWER OF ATTORNEY

I, Leanne M. Bell, Director of Nassau Life Insurance Company, do hereby appoint (1) Kostas Cheliotis, Vice President, General Counsel, Secretary and Director of Nassau Life Insurance Company; and (2) Sam S.F. Caligiuri, Vice President, Assistant Secretary and Chief Compliance Officer of Nassau Life Insurance Company my true and lawful attorney-in-fact, for me and in my name, place, and stead, to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the registration statements, and any and all amendments thereto, filed by Nassau Life Insurance Company and/or a separate account thereof, as applicable, with the Securities and Exchange Commission under the Securities Act of 1933 and/or the Investment Company Act of 1940 (“1940 Act”), each as amended, in connection with the registration of the variable insurance contracts listed below, and to have full power and authority to do or cause to be done in my name, place, and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes I might or could do in person, hereby ratifying and confirming all that said attorney-in-fact may do or cause to be done by virtue hereof.

Depositor	Variable Insurance Contract(s)	Separate Account (1940 Act File Number)
Nassau Life Insurance Company	Compass 1 NY	Delaware Life NY Variable Account A (811-04184)
Nassau Life Insurance Company	Compass 2 NY	Delaware Life NY Variable Account B (811-04183)
Nassau Life Insurance Company	Compass 3 NY	Delaware Life NY Variable Account B (811-04183)
Nassau Life Insurance Company	Regatta NY	Delaware Life NY Variable Account C (811-04440)
Nassau Life Insurance Company	Regatta Gold-NY, Futurity -NY	Delaware Life NY Variable Account C (811-04440)
Nassau Life Insurance Company	Futurity Accolade-NY, Regatta Extra-NY	Delaware Life NY Variable Account C (811-04440)
Nassau Life Insurance Company	Masters Access-NY, Columbia All-Star Freedom-NY	Delaware Life NY Variable Account C (811-04440)
Nassau Life Insurance Company	Masters Flex-NY, Columbia All-Star-NY	Delaware Life NY Variable Account C (811-04440)
Nassau Life Insurance Company	Masters Extra-NY, Columbia All-Star Extra-NY	Delaware Life NY Variable Account C (811-04440)
Nassau Life Insurance Company	Masters Choice-NY	Delaware Life NY Variable Account C (811-04440)
Nassau Life Insurance Company	Masters Reward-NY	Delaware Life NY Variable Account C (811-04440)
Nassau Life Insurance Company	Masters Select-NY	Delaware Life NY Variable Account C (811-04440)
Nassau Life Insurance Company	Masters Choice II-NY	Delaware Life NY Variable Account C (811-04440)
Nassau Life Insurance Company	Masters Extra II-NY	Delaware Life NY Variable Account C (811-04440)
Nassau Life Insurance Company	Masters Flex II-NY	Delaware Life NY Variable Account C (811-04440)
Nassau Life Insurance Company	Masters I Share-NY	Delaware Life NY Variable Account C (811-04440)
Nassau Life Insurance Company	New York Keyport Advisor, New York Keyport Advisor Vista, New York Keyport Vista	KBL Variable Account A (811-08635)
Nassau Life Insurance Company	New York Keyport Charter, New York Keyport Advisor Charter	KBL Variable Account A (811-08635)

Depositor	Variable Insurance Contract(s)	Separate Account (1940 Act File Number)
Nassau Life Insurance Company	New York Keyport Optima, New York Keyport Advisor Optima	KBL Variable Account A (811-08635)
Nassau Life Insurance Company	New York Keyport Latitude	KBL Variable Account A (811-08635)
Nassau Life Insurance Company	Futurity Accumulator II	Delaware Life NY Variable Account D (811-04633)
Nassau Life Insurance Company	Futurity Protector II	Delaware Life NY Variable Account D (811-04633)
Nassau Life Insurance Company	Futurity Survivorship II VUL	Delaware Life NY Variable Account D (811-04633)
Nassau Life Insurance Company	Executive VUL	Delaware Life NY Variable Account D (811-04633)
Nassau Life Insurance Company	Prime VUL	Delaware Life NY Variable Account D (811-04633)
Nassau Life Insurance Company	Prime Survivorship	Delaware Life NY Variable Account D (811-04633)

IN WITNESS WHEREOF, I have hereunto set my hand this 2nd day of March, 2023.

/s/ Leanne M. Bell
Leanne M. Bell Director
Nassau Life Insurance Company

POWER OF ATTORNEY

I, Kevin J. Gregson, Director of Nassau Life Insurance Company, do hereby appoint (1) Kostas Cheliotis, Vice President, General Counsel, Secretary and Director of Nassau Life Insurance Company; and (2) Sam S.F. Caligiuri, Vice President, Assistant Secretary and Chief Compliance Officer of Nassau Life Insurance Company my true and lawful attorney-in-fact, for me and in my name, place, and stead, to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the registration statements, and any and all amendments thereto, filed by Nassau Life Insurance Company and/or a separate account thereof, as applicable, with the Securities and Exchange Commission under the Securities Act of 1933 and/or the Investment Company Act of 1940 (“1940 Act”), each as amended, in connection with the registration of the variable insurance contracts listed below, and to have full power and authority to do or cause to be done in my name, place, and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes I might or could do in person, hereby ratifying and confirming all that said attorney-in-fact may do or cause to be done by virtue hereof.

Depositor	Variable Insurance Contract(s)	Separate Account (1940 Act File Number)
Nassau Life Insurance Company	Compass 1 NY	Delaware Life NY Variable Account A (811-04184)
Nassau Life Insurance Company	Compass 2 NY	Delaware Life NY Variable Account B (811-04183)
Nassau Life Insurance Company	Compass 3 NY	Delaware Life NY Variable Account B (811-04183)
Nassau Life Insurance Company	Regatta NY	Delaware Life NY Variable Account C (811-04440)
Nassau Life Insurance Company	Regatta Gold-NY, Futurity -NY	Delaware Life NY Variable Account C (811-04440)
Nassau Life Insurance Company	Futurity Accolade-NY, Regatta Extra-NY	Delaware Life NY Variable Account C (811-04440)
Nassau Life Insurance Company	Masters Access-NY, Columbia All-Star Freedom-NY	Delaware Life NY Variable Account C (811-04440)
Nassau Life Insurance Company	Masters Flex-NY, Columbia All-Star-NY	Delaware Life NY Variable Account C (811-04440)
Nassau Life Insurance Company	Masters Extra-NY, Columbia All-Star Extra-NY	Delaware Life NY Variable Account C (811-04440)
Nassau Life Insurance Company	Masters Choice-NY	Delaware Life NY Variable Account C (811-04440)
Nassau Life Insurance Company	Masters Reward-NY	Delaware Life NY Variable Account C (811-04440)
Nassau Life Insurance Company	Masters Select-NY	Delaware Life NY Variable Account C (811-04440)
Nassau Life Insurance Company	Masters Choice II-NY	Delaware Life NY Variable Account C (811-04440)
Nassau Life Insurance Company	Masters Extra II-NY	Delaware Life NY Variable Account C (811-04440)
Nassau Life Insurance Company	Masters Flex II-NY	Delaware Life NY Variable Account C (811-04440)
Nassau Life Insurance Company	Masters I Share-NY	Delaware Life NY Variable Account C (811-04440)
Nassau Life Insurance Company	New York Keyport Advisor, New York Keyport Advisor Vista, New York Keyport Vista	KBL Variable Account A (811-08635)
Nassau Life Insurance Company	New York Keyport Charter, New York Keyport Advisor Charter	KBL Variable Account A (811-08635)

Depositor	Variable Insurance Contract(s)	Separate Account (1940 Act File Number)
Nassau Life Insurance Company	New York Keyport Optima, New York Keyport Advisor Optima	KBL Variable Account A (811-08635)
Nassau Life Insurance Company	New York Keyport Latitude	KBL Variable Account A (811-08635)
Nassau Life Insurance Company	Futurity Accumulator II	Delaware Life NY Variable Account D (811-04633)
Nassau Life Insurance Company	Futurity Protector II	Delaware Life NY Variable Account D (811-04633)
Nassau Life Insurance Company	Futurity Survivorship II VUL	Delaware Life NY Variable Account D (811-04633)
Nassau Life Insurance Company	Executive VUL	Delaware Life NY Variable Account D (811-04633)
Nassau Life Insurance Company	Prime VUL	Delaware Life NY Variable Account D (811-04633)
Nassau Life Insurance Company	Prime Survivorship	Delaware Life NY Variable Account D (811-04633)

IN WITNESS WHEREOF, I have hereunto set my hand this 2nd day of March, 2023.

/s/ Kevin J. Gregson
Kevin J. Gregson Director
Nassau Life Insurance Company

POWER OF ATTORNEY

I, Leland C. Launer, Jr., Director of Nassau Life Insurance Company, do hereby appoint (1) Kostas Cheliotis, Vice President, General Counsel, Secretary and Director of Nassau Life Insurance Company; and (2) Sam S.F. Caligiuri, Vice President, Assistant Secretary and Chief Compliance Officer of Nassau Life Insurance Company my true and lawful attorney-in-fact, for me and in my name, place, and stead, to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the registration statements, and any and all amendments thereto, filed by Nassau Life Insurance Company and/or a separate account thereof, as applicable, with the Securities and Exchange Commission under the Securities Act of 1933 and/or the Investment Company Act of 1940 (“1940 Act”), each as amended, in connection with the registration of the variable insurance contracts listed below, and to have full power and authority to do or cause to be done in my name, place, and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes I might or could do in person, hereby ratifying and confirming all that said attorney-in-fact may do or cause to be done by virtue hereof.

Depositor	Variable Insurance Contract(s)	Separate Account (1940 Act File Number)
Nassau Life Insurance Company	Compass 1 NY	Delaware Life NY Variable Account A (811-04184)

Nassau Life Insurance Company	Compass 2 NY	Delaware Life NY Variable Account B (811-04183)

Nassau Life Insurance Company	Compass 3 NY	Delaware Life NY Variable Account B (811-04183)

Nassau Life Insurance Company	Regatta NY	Delaware Life NY Variable Account C (811-04440)

Nassau Life Insurance Company	Regatta Gold-NY, Futurity -NY	Delaware Life NY Variable Account C (811-04440)

Nassau Life Insurance Company	Futurity Accolade-NY, Regatta Extra-NY	Delaware Life NY Variable Account C (811-04440)

Nassau Life Insurance Company	Masters Access-NY, Columbia All-Star Freedom-NY	Delaware Life NY Variable Account C (811-04440)

Nassau Life Insurance Company	Masters Flex-NY, Columbia All-Star-NY	Delaware Life NY Variable Account C (811-04440)

Nassau Life Insurance Company	Masters Extra-NY, Columbia All-Star Extra-NY	Delaware Life NY Variable Account C (811-04440)

Nassau Life Insurance Company	Masters Choice-NY	Delaware Life NY Variable Account C (811-04440)

Nassau Life Insurance Company	Masters Reward-NY	Delaware Life NY Variable Account C (811-04440)

Nassau Life Insurance Company	Masters Select-NY	Delaware Life NY Variable Account C (811-04440)

Nassau Life Insurance Company	Masters Choice II-NY	Delaware Life NY Variable Account C (811-04440)

Nassau Life Insurance Company	Masters Extra II-NY	Delaware Life NY Variable Account C (811-04440)

Nassau Life Insurance Company	Masters Flex II-NY	Delaware Life NY Variable Account C (811-04440)

Nassau Life Insurance Company	Masters I Share-NY	Delaware Life NY Variable Account C (811-04440)

Nassau Life Insurance Company	New York Keyport Advisor, New York Keyport Advisor Vista, New York Keyport Vista	KBL Variable Account A (811-08635)

Nassau Life Insurance Company	New York Keyport Charter, New York Keyport Advisor Charter	KBL Variable Account A (811-08635)

Nassau Life Insurance Company	New York Keyport Optima, New York Keyport Advisor Optima	KBL Variable Account A (811-08635)

Nassau Life Insurance Company	New York Keyport Latitude	KBL Variable Account A (811-08635)

Nassau Life Insurance Company	Futurity Accumulator II	Delaware Life NY Variable Account D (811-04633)

Nassau Life Insurance Company	Futurity Protector II	Delaware Life NY Variable Account D (811-04633)

Nassau Life Insurance Company	Futurity Survivorship II VUL	Delaware Life NY Variable Account D (811-04633)

Nassau Life Insurance Company	Executive VUL	Delaware Life NY Variable Account D (811-04633)

Nassau Life Insurance Company	Prime VUL	Delaware Life NY Variable Account D (811-04633)

Nassau Life Insurance Company	Prime Survivorship	Delaware Life NY Variable Account D (811-04633)

IN WITNESS WHEREOF, I have hereunto set my hand this 2nd day of March, 2023.

/s/ Leland C. Launer, Jr.
Leland C. Launer, Jr. Director
Nassau Life Insurance Company

POWER OF ATTORNEY

I, Thomas A. Williams, Director of Nassau Life Insurance Company, do hereby appoint (1) Kostas Cheliotis, Vice President, General Counsel, Secretary and Director of Nassau Life Insurance Company; and (2) Sam S.F. Caligiuri, Vice President, Assistant Secretary and Chief Compliance Officer of Nassau Life Insurance Company my true and lawful attorney-in-fact, for me and in my name, place, and stead, to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the registration statements, and any and all amendments thereto, filed by Nassau Life Insurance Company and/or a separate account thereof, as applicable, with the Securities and Exchange Commission under the Securities Act of 1933 and/or the Investment Company Act of 1940 (“1940 Act”), each as amended, in connection with the registration of the variable insurance contracts listed below, and to have full power and authority to do or cause to be done in my name, place, and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes I might or could do in person, hereby ratifying and confirming all that said attorney-in-fact may do or cause to be done by virtue hereof.

Depositor	Variable Insurance Contract(s)	Separate Account (1940 Act File Number)
Nassau Life Insurance Company	Compass 1 NY	Delaware Life NY Variable Account A (811-04184)

Nassau Life Insurance Company	Compass 2 NY	Delaware Life NY Variable Account B (811-04183)

Nassau Life Insurance Company	Compass 3 NY	Delaware Life NY Variable Account B (811-04183)

Nassau Life Insurance Company	Regatta NY	Delaware Life NY Variable Account C (811-04440)

Nassau Life Insurance Company	Regatta Gold-NY, Futurity -NY	Delaware Life NY Variable Account C (811-04440)

Nassau Life Insurance Company	Futurity Accolade-NY, Regatta Extra-NY	Delaware Life NY Variable Account C (811-04440)

Nassau Life Insurance Company	Masters Access-NY, Columbia All-Star Freedom-NY	Delaware Life NY Variable Account C (811-04440)

Nassau Life Insurance Company	Masters Flex-NY, Columbia All-Star-NY	Delaware Life NY Variable Account C (811-04440)

Nassau Life Insurance Company	Masters Extra-NY, Columbia All-Star Extra-NY	Delaware Life NY Variable Account C (811-04440)

Nassau Life Insurance Company	Masters Choice-NY	Delaware Life NY Variable Account C (811-04440)

Nassau Life Insurance Company	Masters Reward-NY	Delaware Life NY Variable Account C (811-04440)

Nassau Life Insurance Company	Masters Select-NY	Delaware Life NY Variable Account C (811-04440)

Nassau Life Insurance Company	Masters Choice II-NY	Delaware Life NY Variable Account C (811-04440)

Nassau Life Insurance Company	Masters Extra II-NY	Delaware Life NY Variable Account C (811-04440)

Nassau Life Insurance Company	Masters Flex II-NY	Delaware Life NY Variable Account C (811-04440)

Nassau Life Insurance Company	Masters I Share-NY	Delaware Life NY Variable Account C (811-04440)

Nassau Life Insurance Company	New York Keyport Advisor, New York Keyport Advisor Vista, New York Keyport Vista	KBL Variable Account A (811-08635)

Nassau Life Insurance Company	New York Keyport Charter, New York Keyport Advisor Charter	KBL Variable Account A (811-08635)

Nassau Life Insurance Company	New York Keyport Optima, New York Keyport Advisor Optima	KBL Variable Account A (811-08635)

Nassau Life Insurance Company	New York Keyport Latitude	KBL Variable Account A (811-08635)

Nassau Life Insurance Company	Futurity Accumulator II	Delaware Life NY Variable Account D (811-04633)

Nassau Life Insurance Company	Futurity Protector II	Delaware Life NY Variable Account D (811-04633)

Nassau Life Insurance Company	Futurity Survivorship II VUL	Delaware Life NY Variable Account D (811-04633)

Nassau Life Insurance Company	Executive VUL	Delaware Life NY Variable Account D (811-04633)

Nassau Life Insurance Company	Prime VUL	Delaware Life NY Variable Account D (811-04633)

Nassau Life Insurance Company	Prime Survivorship	Delaware Life NY Variable Account D (811-04633)

IN WITNESS WHEREOF, I have hereunto set my hand this 2nd day of March, 2023.

/s/ Thomas A. Williams
Thomas A. Williams Director
Nassau Life Insurance Company

POWER OF ATTORNEY

I, Christine Janofsky, Vice President, Chief Financial Officer and Treasurer of Nassau Life Insurance Company, do hereby appoint (1) Kostas Cheliotis, Vice President, General Counsel, Secretary and Director of Nassau Life Insurance Company; and (2) Sam S.F. Caligiuri, Vice President, Assistant Secretary and Chief Compliance Officer of Nassau Life Insurance Company my true and lawful attorney-in-fact, for me and in my name, place, and stead, to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the registration statements, and any and all amendments thereto, filed by Nassau Life Insurance Company and/or a separate account thereof, as applicable, with the Securities and Exchange Commission under the Securities Act of 1933 and/or the Investment Company Act of 1940 (“1940 Act”), each as amended, in connection with the registration of the variable insurance contracts listed below, and to have full power and authority to do or cause to be done in my name, place, and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes I might or could do in person, hereby ratifying and confirming all that said attorney-in-fact may do or cause to be done by virtue hereof.

Depositor	Variable Insurance Contract(s)	Separate Account (1940 Act File Number)
Nassau Life Insurance Company	Compass 1 NY	Delaware Life NY Variable Account A (811-04184)
Nassau Life Insurance Company	Compass 2 NY	Delaware Life NY Variable Account B (811-04183)
Nassau Life Insurance Company	Compass 3 NY	Delaware Life NY Variable Account B (811-04183)
Nassau Life Insurance Company	Regatta NY	Delaware Life NY Variable Account C (811-04440)
Nassau Life Insurance Company	Regatta Gold-NY, Futurity -NY	Delaware Life NY Variable Account C (811-04440)
Nassau Life Insurance Company	Futurity Accolade-NY, Regatta Extra-NY	Delaware Life NY Variable Account C (811-04440)
Nassau Life Insurance Company	Masters Access-NY, Columbia All-Star Freedom-NY	Delaware Life NY Variable Account C (811-04440)
Nassau Life Insurance Company	Masters Flex-NY, Columbia All-Star-NY	Delaware Life NY Variable Account C (811-04440)
Nassau Life Insurance Company	Masters Extra-NY, Columbia All-Star Extra-NY	Delaware Life NY Variable Account C (811-04440)
Nassau Life Insurance Company	Masters Choice-NY	Delaware Life NY Variable Account C (811-04440)
Nassau Life Insurance Company	Masters Reward-NY	Delaware Life NY Variable Account C (811-04440)
Nassau Life Insurance Company	Masters Select-NY	Delaware Life NY Variable Account C (811-04440)
Nassau Life Insurance Company	Masters Choice II-NY	Delaware Life NY Variable Account C (811-04440)
Nassau Life Insurance Company	Masters Extra II-NY	Delaware Life NY Variable Account C (811-04440)
Nassau Life Insurance Company	Masters Flex II-NY	Delaware Life NY Variable Account C (811-04440)
Nassau Life Insurance Company	Masters I Share-NY	Delaware Life NY Variable Account C (811-04440)
Nassau Life Insurance Company	New York Keyport Advisor, New York Keyport Advisor Vista, New York Keyport Vista	KBL Variable Account A (811-08635)
Nassau Life Insurance Company	New York Keyport Charter, New York Keyport Advisor Charter	KBL Variable Account A (811-08635)

Depositor	Variable Insurance Contract(s)	Separate Account (1940 Act File Number)
Nassau Life Insurance Company	New York Keyport Optima, New York Keyport Advisor Optima	KBL Variable Account A (811-08635)
Nassau Life Insurance Company	New York Keyport Latitude	KBL Variable Account A (811-08635)
Nassau Life Insurance Company	Futurity Accumulator II	Delaware Life NY Variable Account D (811-04633)
Nassau Life Insurance Company	Futurity Protector II	Delaware Life NY Variable Account D (811-04633)
Nassau Life Insurance Company	Futurity Survivorship II VUL	Delaware Life NY Variable Account D (811-04633)
Nassau Life Insurance Company	Executive VUL	Delaware Life NY Variable Account D (811-04633)
Nassau Life Insurance Company	Prime VUL	Delaware Life NY Variable Account D (811-04633)
Nassau Life Insurance Company	Prime Survivorship	Delaware Life NY Variable Account D (811-04633)

IN WITNESS WHEREOF, I have hereunto set my hand this 2nd day of March, 2023.

/s/ Christine Janofsky
Christine Janofsky Vice President, Chief Financial Officer, and Treasurer
Nassau Life Insurance Company